ACR Opportunity Fund

Class I Shares (Ticker Symbol: ACROX)

A series of Investment Managers Series Trust II

Supplement dated November 3, 2026, to the

Summary Prospectus dated March 31, 2026.

Eric Loyet, CFA, has been added as a portfolio manager to the ACR Opportunity Fund (the “Fund”). Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The section “Portfolio Managers” on page 9 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The portfolio management team is comprised of the following portfolio managers. Mr. Piechowski is the Lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund.

Name and Title	Managed the Fund Since
Tim Piechowski, CFA, Co-Chief Investment Officer and Portfolio Manager	December 2014
Nicholas Tompras, CFA, Chief Executive Officer and Co-Chief Investment Officer	December 2014
Willem Schilpzand, CFA, Portfolio Manager	December 2014
Mark Unferth, Portfolio Manager	February 2017
Eric Loyet, CFA, Portfolio Manager	September 2026

Please file this Supplement with your records.